UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2004

PEMSTAR, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-31223	41-1771227
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3535 Technology Drive N.W., Rochester, Minnesota 55901

(Address of principal executive offices)

Registrant’s telephone number, including area code: (507) 288-6720

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations

The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing:

On November 3, 2004, Pemstar, Inc. issued a press release, which included financial results of its second quarter ended September 30, 2004 and guidance on the Company’s anticipated results of operations for the fiscal quarter ending December 31, 2004. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events

On November 3, 2004, the Company announced that it has launched an investigation of certain accounting discrepancies related to its Guadalajara, Mexico facility. Difficulty in obtaining satisfactory explanations for specific items, which were identified during the Company’s normal reconciling process, led to the investigation. At this time, the Company believes this issue will not materially affect current fiscal results, but may impact previously reported fiscal periods. Although current estimates put the amount at issue at $6 million or less, the Company cannot at this time be certain that it has identified the entire potential impact on its Mexico financial results. The Company currently believes that the outcome of this review will not affect ongoing operations of its Guadalajara, Mexico facility.

As a result of the uncertainty created by this investigation, the Company does not expect to file its Form 10-Q for the quarter ended September 30, 2004 by its initial due date, November 9, 2004.

Item 9.01 Financial Statements and Exhibits.

(c) The following exhibit is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing:

99.1	Press Release, dated November 3, 2004, of Pemstar, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

November 3, 2004	PEMSTAR, INC.

	By:	/s/ Greg S. Lea
Gregory S. Lea, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release, dated November 3, 2004, of Pemstar, Inc.